Exhibit 10.9

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	
PAGE OF PAGES	1 of 10
2. AMENDMENT/MODIFICATION NO.	P00015
3. EFFECTIVE DATE	See Block 16C
4. REQUISITION/PURCHASE REQ. NO.	See Schedule
5. PROJECT NO. (If applicable)	
6. ISSUED BY CODE HM1572	Nat'l Geospatial-Intelligence Agen. ATTN: ACA/MS P-65 12310 SUNRISE VALLEY DRIVE RESTON VA 20191-3449
7. ADMINISTERED BY (If other than Item 6) CODE 21LESSERMM	[***]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	ORBIMAGE, INC. 21700 ATLANTIC BLVD DULLES VA 201666801
(x) 9A. AMENDMENT OF SOLICITATION NO.	
9B. DATED (SEE ITEM 11)	
X 10A. MODIFICATION OF CONTRACT/ORDER NO.	HM157304C0014
10B. DATED (SEE ITEM 11)	09/30/2004
CODE	8248422490000
FACILITY CODE	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 54-1660268

DUNS Number: 824842249

The purpose of this modification is to: (1) convert contract line item (CLIN) 0001, Post-FOC COMMERCIAL IMAGERY, from a Pay-by-Imagery basis to a Service Level Agreement (SLA) basis; (2) make changes to the contract associated with the Pay-by-Imagery to SLA conversion; and (3) make other administrative changes.

This Modification DOES NOT exercise or make CLIN 0001 active. Such activation will occur via a separate contractual action upon a successful GeoEye-1 Full Operational Capability determination by the Government.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	William Schuster - COO
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	[signature]
15C. DATE SIGNED	11-25-08
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	[***]
16B. UNITED STATES OF AMERICA (Signature of Contracting Officer)	[***]
16C. DATE SIGNED	09 DEC 2008

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

UNCLASSIFIED

[***] Means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.

UNCLASSIFIED REFERENCE NO. OF DOCUMENT BEING CONTINUEDPAGE~ ~QF”~ CONTINUATION SHEETKM157304CQ014/p00015 2 10 NAME OF OFFEROR OR CONTRACTOR ORBIMAGE, INC. ITEM NO,SUPPLIES/SERVICESQUANTITY UNITUNIT PRICEAMOUNT (A)(B)(C) (D) (E)(F) A summary of the changes resulting from converting CLIN 0001 from a Pay-by-Imagery basis to a SLA basis follows: I. The SLA service price is $12,500,000 per month covering the period notionally from December 15, 2008 through a firm end date of November 30, 2009, The December 2008 fee is pro-rated at $6,854,839 for 17 days(rounded) and may be adjusted unilaterally by the Government based on the FOG determination date. Under the SLA, all the different Pay-by-Imagery pricing scenarios contained in Contract Attachment 1, HextView Statement of Work, Appendix D are replaced by the single monthly fee as described in Contract Attachment 1, NextView Statement of Work, new Appendix F. Appendix F is effective in lieu of Appendix D unless otherwise mutually agreed to by NGA and ORBIMAGE or as indicated in Appendix F. The SLA is comprised of three major parts: Part 1 World Map; Part 2 Indefinite Quantity Ad Hoc Collection Service; and Part 3 Archive Data Access Service. All imagery products previously available under the Pay-by-Imagery contract construct remain available for ordering under the SLA. II.ORBIMAGE will have the technical and business capabilities to collect 14,400,000 large area sqkm (the theoretical GeoEyei Panchromatic + MSI Monoscopic operational collection baseline) of GeoEye-1 imagery per month. A minimum of 75% of GeoEye-1 theoretical collection capacity will always be available to NGA, which is equivalent to 10,800,000 large area sqkm of Pan+MSI monosccpic imagery data. ORBIMAGE commits to make available to NGA at least 12,000,000 Pan+MSI Mono sqkm per month of production capacity for all sensors. III.ORBIMAGE will deliver at least 4,500,000 sqkm of compliant Pan+MSI Mono imagery to HGA per month under the SLA in support of the Part 1 World Map effort as part of the SLA monthly fee. IV.ORBIMAGE will provide, using either GeoEye-1 or IKONOS, up to 200,000 sqkm of imagery world-wide per month under the SLA in. support of Part 2 Ad Hoc collections and other imagery products as part of the SLA monthly fee. If Continued .., NSN 7540-01,152-6067OPTIONAL FORM 336 (4-86) Sponsored by GSA FARMBCFRiS3.HO UNCLASSIFIED

UNCLASSIFIED •REFERENCE NO. OF DOCUMENT BEING CONTINUEDPAGE OF .. CONTINUATION SHEETHM157304coou/poool5[3 10 NAME OF OFFEROR OR CONTRACTOR ORBIMAGE, INC. ITEM NO.SUPPLIES/SERVICESQUANTITY UNITUNIT PRICEAMOUNT (A)(B)(C) (D) <E){F} GeoEye -1 is used to satisfy an ad hoc collection order, the World Map Capacity for that month will be reduced by a ratio of 5 sqkm. for every 1 sqkm of ad hoc collection. The maximum amount of imagery NGA is entitled to from GeoEye -1 for this Part 2 is 100,000 sqkm per month. ORBIMAGE may, at its own discretion, satisfy Part 2 using in excess of 100,000 sqkm of GeoEye-1; however, the maximum reduction to the World Map Capacity shall not exceed 500,000 sqkm per month based on the 5:1 ratio. V.The entire GeoEye-1, IKONOS, and OrbView-3 archive acquired during either any Pay-by-Imagery period or the SLA period will be licensed at the HextView license level and made available under the SLA in support of Part 3 Archive Data Access Service as part of the SLA monthly fee. VI.ORBT.MAGE shall provide a Permanent Withhold service for ad hoc collections. NGA may request that imagery and imagery support data collected be withheld from public discovery and access, up to 20,000 sqkm (approximately 86 scenes (15.2 x 15.2)) of imagery per month. VII.NGA will provide prioritized areas of areas of interest (AOI) to the ORBIMAGE, who will produce and deliver all imagery that it may collect over a Priority AOI until NGA provides written direction to cancel the Priority AOI. ORBIMAGE will provide up to 400,000 sqkm of Priority AOI per month. VIII.Under the SLA, five (5) Performance Criteria (metrics) with associated dollar withholds (plus other non-monetary reporting metrics) are established for monthly assessment in order to judge the success of the SLA and contractor performance in meeting contract requirements. IX.CRBIMAGE agrees that at a minimum $20,000,000 in funding for CLIN 0001 will be comprised of the credit due the Government in accordance with Other Transaction Agreement HM1573-04-3-0001, Section. G.10 Payments, subparagraph e.{l). The parties agree that the credit available may increase based on the final cost of the Other Transaction Agreement; however, the credit shall Continued ... NSfJ 7540.01-152-0067OPTIONAL FORM M6 (4-8S) Sponsored by GSA FARf«CFR)53.l10 UNCLASSIFIED

UNCLASSIFIED ,REFERENCE NO, OF DOCUMENT BEING CONTINUED3AGE OF , CONTINUATION SHEETHM157304C0014/p00015 4 10 NAME OF OFFEROR OR CONTRACTOR ORBIMAGE, INC. ITEM NO.SUPPLIES/SERVICESQUANTITY LIN!TUNIT PRICEAMOUNT (A)(B)(C) (D) (E)(F) ~~ not be any less then $20,000,000 regardless of “—— — final Other Transaction Agreement cost. ORBIMAGE shall apply the credit against the monthly SLA invoice at an initial rate of no less than $1,739,000 per month, with any remaining credit-applied against the final SLA invoice. In the event that the final credit is higher than $20,000,000, it is at the contractor’s discretion on how to apply the difference against any remaining SLA invoices, The credit may be adjusted unilaterally by the Government based on the final credit reported by ORBIMAGE. X. ORBIMAGE agrees that at a minimum $24,000,000 in funding for CLIN 0001 will be made available from funding currently obligated under Contract KM1573-04-C-0014 CLIN 0003 for re-allocation to CLIN 0001. The parties agree that this amount may increase based on the final price for delivered products under CLIN 0003; however, the amount available for re-allocation shall not be any less then $24,000,000 regardless of final CLIN 0003 expense. Any shortfall in funding under CLIN 0003 for products delivered due to the minimum amount required for re-allocation to CLIN 0001 will be the responsibility of ORBIKAGE. Accordingly, the not-to-exceed (NTE) value of CLIN 0003 is decreased by $24,000,000, offset by a corresponding increase in value to CLIN 0001 to partially account for the CLIN 0001 value increase for the SLA. Accordingly, this contract is modified as follows: 1. Under Section B, Supplies or Services and Prices/Costs: Paragraph B.I Line Item 0001 ~ Post-FOC COMMERCIAL IMAGERY. The Total Estimated Firm Fixed Price (FFP of CLIN 0001 is increased by $61,229,060 from $83,125,779 to $144,354,839. (The $61,229,060 increase is comprised of $24,000,000 transferred from CLIN 0003, $20,000,000 to reflect the Pre-FOC credit, and $17,229,060 in new contract value.} The NTE amount for CLIN 0003 is decreased by $24,000,000, from $114,000,000 to $90,000,000. Change page 2 is attached hereto. Paragraph B.2 Government Option 1, Line Item 0002 Continued ... MSN 7540-01-152-6067OPTIONAL FORK 336 (4-86) Sponsored by GSA FAR (4B CFro 33 110 UNCLASSIFIED

UNCLASSIFIED REFERENCE NO. OF DOCUMENT BEING CONTINUED’AGE OF CONTINUATION SHEET HM157304co(m/poool55 10 NAME OF OFFEROR OR CONTRACTOR ORBIMAGE, INC. ITEM NO.SUPPLIES/SERVICESQUANTITY UNITUN!T PRICEAMOUNT (A)(B)(C) <D) (E)(F) - Government OptionI IMAGERY DERIVEDPRODUCTS ™~ — ___ AND SERVICES. The reference to the Sta.tement of Work (SOW) is amended to clarify that the SOW referenced, is Contract Attachment 1. Change page 2 is attached hereto. Paragraph B.3 Total Contract Price/Total Contract. Funding. The Maximum Total Price and Unfunded Amount columns are revised as follows {change page 3 is attached hereto): a.Under CLIN 0001, the Maximum Total Price is increased by $61,229,060 from $83,125,779 to $144,354,839, the Obligated Amount is increased by $24,000,000 from $0 to $24,000,000, and the Unfunded Amount is increased by $37,229,060 from $83,125,779 to $120,354,839. b.Under CLIN 0003, the Maximum Total Price is decreased, by $24,000,000 from $114,000,000 to $90,000,000, and the Obligated Amount is decreased by $24,000,000 from $114,000,000 to $90,000,000. The Unfunded Amount is unchanged from $0. (NOTE: The decrease and new CLIN value may be further adjusted downward based on final expenses incurred under CLIN 0003 as noted previously.) c.Under Total, the Maximum Total Price is increased by $37,229,060 from $349,537,139 to $386,766,199, the Obligated Amount is unchanged, and the Unfunded Amount is increased by $37,229,060 from $233,535,779 to $270,764,839. d.A NOTE is added to the Table indicating that $20,000,000 in credit is applied against the funds due for CLIN 0001. Accordingly, the CLIK 0001 Obligated Amount column and CLIN 0001 Unfunded Amount columns when added together will never exceed $124,354,839; HOWEVER, this difference may change subject to Paragraph IX above, wherein the credit applied to CLIN 0001 may increase. e.A NOTE is added to the Table indicating that $20,000,000 in credit is applied against the funds due for CLIN 0001. Accordingly, the Total Obligated Amount column and Total Unfunded Amount columns when added together will be less then the Total Maximum Total Price column by the amount of Continued ... NSN 7540-01-152-8067OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 63.110 UNCLASSIFIED

UNCLASSIFIED REFERENCE MO. OF DOCUMENT BEING CONTINUED’AGE OF . CONTINUATION SHEETHM157304COQI4/p00015 6 10 NAME OF OFFEROR OR CONTRACTOR ORBIMAGE, INC, ITEM NO.SUPPLIES/SERVICESQUANTITY UNITUNIT PRICEAMOUNT (A)(B)(C) (D)(E)(F) the credit; HOWEVER, this difference may change subject to Paragraph IX above, wherein the credit applied to CLIN 0001 may increase. Paragraph B.4 Line Item CLIN 0003 — IKONOS and OrbView-3 New Collections and Imagery Processing, The NTE amount for CLIN 0003 is decreased by $24,000,000, from $114,000,000 to $90,000,000 wherever it occurs. Change page 3 is attached hereto. 2.Under Section C, Description/Specifications/Work Statement: Paragraph C.I, Statement of Requirements, the paragraph is renamed “Statement of Work” and revised to add reference to both Contract Attachment 1 (NextView Statement of Work) and Contract Attachment 6 (Statement of Work, NextView System Engineering Services). Change page 5 is attached hereto. 3.Under Section E, Inspection and Acceptance {change page 7 is attached hereto): Paragraph E.2, Acceptance Period, is revised to add reference to both Contract Attachment 1 and Contract Attachment 6. New Paragraph E.3, 52.246-4, Inspection of Services — Fixed-Price, is hereby added. New Paragraph E,4, Acceptance, is hereby added: “E.4 Acceptance, Acceptance of items produced under this Contract occurs upon delivery a.s defined in the Statement of Work(s), Attachment 1 {NextView Statement of Work) and Attachment 6 {NextView System Engineering Services).” 4.Under Section F, Deliveries or Performance: Paragraph F. 6, Place of Delivery: Destination, is deleted and replaced with new paragraph F.6, Place of Delivery {change page 9 is attached hereto), as follows: “F.6 Place of Delivery The articles to be furnished hereunder shall be delivered upon placement into the ORBIMAGE NGA Product Archive at no additional charge. If requested, NGA may designate another media type for delivery at additional expense. Risk of loss passes to the Government upon delivery.” Continued ... MSN 7540-Q1-152-B067OPTIONAL FORM 336 (4-36) Sponsored by GSA FARfi8CFW53.110 UNCLASSIFIED

UNCLASSIFIED REFERENCE NO, OF DOCUMENT BEING CONTINUED3AGE OF , CONTINUATION SHEETHM1573Q4COQ14/poOQ157 10 NAME OF OFFEROR OR CONTRACTOR ORBIMAGE, INC. ITEM NO.SUPPLIES/SERVICESQUANTITY UNITUNiTPRiCEAMOUNT (A)(B)(C) (D)(E)(F) 5.Under Section G, Contract Administration Data: Paragraph G,1, Advanced Payment, is hereby made applicable only in the event that Appendix D becomes effective opposed to new SLA Appendix F. Change page 12 is attached hereto. Paragraph G.8, Accounting and Appropriation Data, is revised to indicate the re-allocation $24,000,000 in funding from CLIN 0003 to CLIN 0001, Change page 13 is attached hereto. 6.Under Section H, Special Contract Requirements: New Paragraph H.26, Warranty of Services {May 2001), is hereby added. Change page 21A is attached hereto. Sew Paragraph K.27, Emergencies, Disasters, and Humanitarian Efforts, is hereby added. Change page 21A is attached hereto. 7. Under Section I, Contract Clauses, Contract Terms and Conditions — Commercial Items (Oct. 2003), subpa.ragraph (j) Risk of loss, is deleted in its entirety and replaced with the following: “52.246-16 — Responsibility for Supplies. (a) Title to supplies furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession, unless the contract specifically provides for earlier passage of title as found in Section E, Acceptance.” Change page 24 is attached hereto. 8. Under Section J — List of Attachments, Attachment 1 NextView Statement of Work (SOW) Revision Version 13 dated 02 July 2008, is changed to read “NextView Statement of Work (SOW) Revision Version 14 dated 13 November 2008.” Change page 31 is attached hereto. 9. Attachment 1 NextView Statement of Work (SOW) Revision Version 13 dated 02 July 2008 is hereby revised to add new Appendix F, Service Level Agreement Schedule and Pricing, atta.ched hereto. Attached hereto are Attachment 1 change pages Title page, page ii and new Appendix F. Continued ,., NSM 7540-01-152-8087OPTIONAL FORM 33e (4-86) Sponsored by GSA FARWSCFR’153.110 UNCLASSIFIED

UNCLASSIFIED REFERENCE NO, OF DOCUMENT BEING CONTINUEDAGE OF CONTINUATION SHEETHM157304COQ14/poOQ15 8 10 NAME OF OFFEROR OR CONTRACTOR ORBIMAGE, INC. ITEM NO-SUPPLIES/SERVICESQUANTITY UNITUNIT PRICEAMOUNT (A)(8)(C) (D) (E)(F) 10. Throughout the contract and its Attachments, the term “OrbView-5” is changed to read “GeoEye-1” wherever is occurs (excluding exceptions that impact referenced specifications, drawings, etc; however the two terms are deemed interchangeable). Contract change page 4 and change pages for Contract Attachment I, Nextview Statement of Work (SOW) Revision Version 14 dated 13 November 2008, are attached hereto. Other change pages for this change will be provided only if another change occurs on a page. 11. As of Modification P00015, Contract HK1573-04-C-0014 Attachment 1 and Other Transaction Agreement (OTA) HM1573-04-3-OQ01 Attachment 1 (NextView Statement of Work (SOW) Revision Version 13 dated 02 July 2008) are no longer linked. Changes made to either Contract Attachment 1 or to OTA Attachment 1 no longer affect the other document. Discount Terms: Net 30 Delivery Location Code: SEESCH See Schedule Payment: DFAS Acct. Mtn. & Control/JDAC ATTH: DFAS-IN-FI-JAM DSP 3248 8899 E. 56th Street Indianapolis, IN 46249 Customer Service 1-888-332-7366 FAX 1-866-894-8007 FOB: Destination Period of Performance: 02/01/2007 to 11/30/2009 Change Item 0001 to read as follows(amount shown is the obligated amount): 0001 NextView COMMERCIAL IMAGERY PROGRAM24,000,000.00 Post-FOC Price Fully Funded Obligation Amount$144,354,839.00 Incrementally Funded Amount: $24,000,000.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition No: NSC8G47344AS28, NSC8G48223AS01, NSC8G48223AS01 Continued ... NSN 754D-O1-162-8067OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR(.WCFRI53.110 UNCLASSIFIED

UNCLASSIFIED REFERENCE NO, OF DOCUMENT BEING CONTINUED=AGE OF . CONTINUATION SHEETHM157304COQI4/poool5 9[ 10 NAME OF OFFEROR OR CONTRACTOR ORBIMAGE, INC, iTSMNOSUPPLIES/SERVICESQUANTITY LINiTUNIT PRICEAMOUNT (A)(B)<C) (D) (E)(F) Accounting Info: n/a Funded: $0.00 $83,125,779.00 (Subject to Availability of Funds) Accounting Info: 9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300 Funded: $12,700,000.00 Accounting Info: 9780100.4802 8A8 85CR OU33XX 594C SC8888 343453 880300 Funded: $1,000,000.00 Accounting Info: 9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300 Funded: $10,300,000.00 Period of Performance: 12/15/2008 to 11/30/2009 Change Item 0003 to read as follows(amount shown is the obligated amount): 0003 NextView ORBVIEW-3 AND IKONOS NSW COLLECTIONS AND IMAGERY PROCESSING-24,000,000.00 Minimum Amount: $0 Maximum Amount: $114,000,000.00 Award Type: Time-and-rnaterials Fully Funded Obligation Amount$90,000,000.00 Incrementally Funded Amount: $90,000,000.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition Ho: NASEG47016AS02, NASKG47033AS01, NASKG47033AS01, NASKR47206AR01, NSC8G47302AS02, NSC8G47344AS28, NSC8G47344AS28, NSC8G48223AS01, NSC8G48223AS01, NSC8G48223AS01 Accounting Info: 9770100.4802 8A7 85K1 P533C3 A3K888 59401 34345B 880300 Funded: $0.00 Accounting Info: 9770100.4802 8A7 85K1 P533C3 ASK888 59401 35102B 880300 Funded: $0.00 Accounting Info: 9770100.48G2 8A7 85K1 P533C3 ASK888 59401 34345B 880300 Funded: $0.00 Accounting Info: 9770100.4802 8A7 85K1 P533C3 ASK888 59401 35102B Continued ... NSN 7540-01-152-8057OPTIONAL FORM 33« (4-86) Sponsored by G$A FAR (W CFR) 53,110 UNCLASSIFIED

UNCLASSIFIED REFERENCE NO, OF DOCUMENT BEING CONTINUED’AGE OF , CONTINUATION SHEETHM157304CQ014/poOQ15 10 j 10 NAME OF OFFEROR OR CONTRACTOR ORBIMAGE, INC. ITEM NO.SUPPLIES/SERVICESQUANTITY UNITUNIT PRICEAMOUNT (A)(B)(C) (D) (E)(?) 880300 — — . —” ———————— — — Funded: 50.00 Accounting Info: 9770100.4802 8A7 85K1 P533C3 ASK888 59401 34345B 860300 Funded: SO.CO Accounting Info: 9770100.4802 8A7 85R1 85R1DR PCIP88 594RE 35102B 880300 Funded: SO.00 Accounting Info: 9780100.4802 8A8 85CR P533XX 594 SC8888 35102B 880300 Funded: $0.00 Accounting Info: 9780100.4802 8A8 85CR P533XX 594C SC8888 35102B 880300 Funded: $0.00 Accounting Info: 9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300 Funded: $0.00 Accounting Info: 9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300 Funded: -$12,700,000.00 Accounting Info: 9780100,4802 8A8 85CR P533XX 594C SC8888 35102B 880300 Funded: $0.00 Accounting Info: 9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300 Funded: -$1,000,000.00 Accounting Info: 9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300 Funded: -$10,300,000.00 Accounting Info: 9780100,4802 8A8 85CR 0033XX SC8888 594C 34345B 880300 Funded: $0.00 Accounting Info: 9780100.4802 8A8 S5R1 85R1DR PCIP88 594RE 35102B 880300 Funded: $0.00 Period of Performance: 02/01/2007 to 12/31/2008 NSN 7540-01-152-3087OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFW 53-110 UNCLASSIFIED

HM1573-04-C-0014 P00015
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS

Part II Post-FOC Activities

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS
Scope and Period of Performance. This is Firm-Fixed Price contract for the procurement of imagery and other items and is conducted pursuant to 10 USC Chapter 137. The period of performance of this Contract commences upon execution and concludes either (1) 18 full months after the beginning of the Post-FOC period (as defined in Attachment 1, the Statement of Work) in accordance with Attachment 1 Appendix D, or (2) on November 30, 2009 in accordance with Attachment 1 Appendix F.
B.1 Line Item 0001 — Post-FOC COMMERCIAL IMAGERY
The scope of effort for this firm-fixed price line item is defined in Statement of Work Section 4.2 and Appendix D. This effort is priced at the amount set forth below.
Total FFP: $144,354,839
Funds are not presently available for the full amount of CLIN 0001. The Government intends to incrementally fund CLIN 0001. The Government’s and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such task orders and until the Contractor receives notice of such availability in writing from the Contracting Officer.
Upon completion of the CLIN 0003 period of performance, any unexpended/ordered portion of the Not-to-Exceed (NTE) ceiling for CLIN 0003 $90,000,000) will be transferred to the CLIN 0001 FFP.
B.2 Government Option 1
The Contracting Officer may exercise Option 1 at any time by written notice to the Contractor not less than sixty (60) days in advance of the option period of performance start date. Exercise and performance of this option is subject to the availability of funding. In the event funds are not available at option exercise, the following terms and conditions apply: “Funds are not presently available for this option. The Government’s and the Contractor’s obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance may arise until funds are made available to the Contracting Officer for such option and until the Contractor receives notice of such availability in writing by the Contracting Officer.”
Line Item 0002 — Government Option 1: IMAGERY DERIVED PRODUCTS AND SERVICES
The scope of effort for this line item is defined in Contract Attachment 1 Statement of Work Appendix D. This effort is estimated at the amount set forth below.
Minimum Amount: $0
Maximum Amount: $150,000,000 During Post-FOC Period
Estimated Amount: $75,000,000 per year (see note 1) (see note 2)
Note 1: Line Item 0002 funding is in addition to Line Item 0001.
Note 2: Line Item 0002 funding estimates are for Imagery Derived Products and Services cited in Table 4-6 of the Cost/Price Volume: Geopositioning, CIB-1, CIB-5, DPPDB, Image City Maps (ICM), and Orthorectified Mosaics.
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS

HM1573-04-C-0014 P00015
UNCLASSIFIED
FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM CLASSIFIED ATTACHMENTS
Line Item 0002 is an indefinite-quantity line item for the supplies or services and prices as specified in the Statement of Work or in separately issued Task Orders (using DD Form 1155), and are effective for the entire period of performance or as specified in the DD Form 1155. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Line Item 0002 up to and including the amount designated as the “maximum”. The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
B.3 Total Contract Price/Total Contract Funding

Line Item#		Maximum Total Price	Obligated Amount	Unfunded Amount	Credit
0001	*	$144,354,839	$24,000,000	$120,354,839	$20,000,000
0002		$150,000,000	$0	$150,000,000	N/A
0003		$90,000,000	$90,000,000	$0	N/A
0004		$500,000	$90,000	$410,000	N/A
0005		$1,911,360	$1,911,360	$0	N/A
Total	**	$386,766,199	$116,001,360	$270,764,839	$20,000,000

*	A $20,000,000 in credit is applied against the funds due for CLIN 0001. Accordingly, the CLIN 0001 Obligated Amount column and CLIN 0001 Unfunded Amount columns when added will never exceed $124,354,839; HOWEVER, this difference may increase based on the final credit determination.

**	A $20,000,000 in credit is applied against the funds due for CLIN 0001. Accordingly, the Total Obligated Amount column and Total Unfunded Amount columns when added will be less then the Total Maximum Total Price column by the amount of the credit; HOWEVER, this difference may change if the credit applied to CLIN 0001 increases.
B.4 Line Item CLIN 0003 — IKONOS and OrbView-3 New Collections and Imagery Processing
The scope of work for this NTE line item is defined in SOW, Contract Attachment 1 as the “Image Acquisition Period.” IKONOS and OrbView-3 imagery will be provided in accordance with the OTA Special Contract Requirement H.21, “NextView IMAGERY END USER LICENSE AGREEMENT” and all other terms and conditions of the contract except as noted herein. This work is priced at a NTE amount of $90,000,000. The sum of all new imagery collections and imagery processing shall not exceed $90,000,000. IKONOS and OrbView-3 imagery products as priced as delineated in Appendix D, Table 4-2.a. and Table 4-2.b. of the SOW, Contract Attachment 1.
CLIN 0003 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this Contract and subsequent modifications are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal, liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such task order and until the Contractor receives notice of such availability in writing by the Contracting Officer.
Upon completion of the CLIN 0003 performance period, any new imagery collections ordered but not yet collected will be transferred to CLIN 0001 and provided at CLIN 0001 prices, and shall comply with (unless otherwise agreed to by the Government) the OrbView- specifications The CLIN 0003 NTE amount will be credited for the transferred imagery.
Upon completion of the CLIN 0003 period of performance and any adjustment resulting under the previous paragraph, the unexpended/ordered portion of the $90,000,000 NTE ceiling will be transferred to the CLIN 0001 FFP.
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CLIN 0003 commences 01 February 2007 and concludes at the earlier of the following two (2) events:
1. GeoEye-1 FOC
2. December 31, 2008 *

*	CLIN 0003 unit prices contained in Appendix D, Table 4-2.a. of the SOW, Contract Attachment 1, are effective February 1, 2007 through October 31, 2007. CLIN 0003 unit prices contained in Table 4-2.b. are effective November 1, 2007 and remain unchanged in the event that CLIN 0003 is extended beyond December 31, 2008.”
B.5 Line Item CLIN 0004 — Firewire Drives and Other Media
This CLIN is priced at a NTE amount of $500,000. The sum of all material provided herein and invoiced for shall not exceed $500,000.
Line Item 0004 is a time and material indefinite-quantity line item for the supplies or services and prices specified herein to support the storage and dissemination of imagery, and is effective for the entire period of performance. Delivery or performance shall be made only as authorized by the USG. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Line Item 0004 up to the not-to-exceed amount specified. The Government has no minimum order obligations.
B.6 Line Item CLIN 0005 — System Engineering Services Support
This CLIN has a NTE value of $4,000,000. The sum of all effort provided herein and invoiced for shall not exceed $4,000,000. Line Item 0005 is a time and material level-of-effort (LOE) item for System Engineering Services Support in accordance with Contract Attachment 6. LOE support for Attachment 6 paragraphs 1.1.1 through 1.1.6 shall be as directed by the Contracting Officer’s Representative. Other LOE shall be provided for tasks under paragraph 1.1.7 as directed by the Contracting Officer.
CLIN 0005 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this CLIN is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under this CLIN may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer.
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SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
C.1 Statement of Requirements
The Contractor shall provide all personnel, materials, and facilities to furnish the items specified in Section B of this contract in accordance with Contract Attachment 1 (NextView Statement of Work) and Contract Attachment 6 (Statement of Work, NextView System Engineering Services).
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SECTION E — INSPECTION AND ACCEPTANCE
E.1 1 Inspection
The inspection or acceptance of work, accomplished and/or items produced or deliverable under this Contract shall be performed in accordance with the procedures and prerequisites as defined in Section C — Statement of Work and FAR 52.212-4(a).
E.2 Acceptance Period
Unless notification of acceptance or rejection is received earlier, the Government acceptance shall be deemed to have occurred constructively at 30 days after receipt as defined in Contract Attachment 1 (NextView Statement of Work) and Contract Attachment 6 (Statement of Work, NextView System Engineering Services).
E.3 FAR 52.246-4, Inspection of Services — Fixed-Price
E.4 Acceptance
Acceptance of items produced under this Contract occurs upon delivery as defined in the Statement of Work(s), Attachment 1 (NextView Statement of Work) and Attachment 6 (NextView System Engineering Services).”
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F.5 Term of this Contract
This Contract commences upon execution and continues through 18 full months after FOC. Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this Article. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.
F.6 Place of Delivery
The articles to be furnished hereunder shall be delivered upon placement into the ORBIMAGE NGA Product Archive at no additional charge. If requested, NGA may designate another media type for delivery at additional expense. Risk of loss passes to the Government upon delivery.
F.7 52.242-15 Stop Work Order
(Aug 1989)
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necessary credit card information will be provided in advance for Contractor use. The Contractor shall charge only the credit card of the ordering Contracting Officer.
               The Contractor shall be responsible for ensuring that the Government order Information is passed through the credit card information network and that the Contracting Officer receives the information. This information shall be entered and passed in accordance with the following example format:
AAxxxx                     1,2,3,4,5
               Where AAxxxx is the order number, ‘xxxx’ represents the four-digit suffix and ‘1,2,3,4,5’ represents order line item numbers under the order. Charges for multiple order line items will identify each line item separated by a comma with no spaces. The Contractor may charge for a single order line item or a combination of line items under the same order on a single credit card charge. When a partial delivery of an order line item number is authorized, the Contract may charge for partial delivery of an order line item.
               The credit card charge and the order information passed through the credit card information network will represent the complete invoice. The Contractor shall not issue an additional invoice in any form separate from the credit card charging process.
          (ii) DFAS PAYMENT — Order utilizing DFAS as the payment office will specify the appropriate DFAS payment office if different from the DFAS office noted in this Contract. Copies of the invoice will be provided to the following individuals simultaneously:
(1) Contracting Officer specified on each order
(2) DFAS office as specified on each order
(3) Receiving office as specified on each order
G.7 Advance Payment (Applicable only in the event that Contract Attachment 1 NextView Statement of Work Appendix D becomes effective opposed to Contract Attachment 1 NextView Statement of Work Appendix F)
Advance payment of 15% of the annual commitment under CLIN 0001 will be due at the beginning of each contract year of performance, 15 November, pending the Contracting Officer’s acceptance of the Contractor’s security for advance payments. The advance payment will be liquidated by invoicing 85% of the monthly invoice.
Advance payment of 15% of orders placed under CLIN 0002 will be due at the time of order placement. The Contractor shall coordinate with the Contracting Officer prior to the placement of any charges for advance payments. Subsequent to the processing of charges for any advance payment, the Contractor shall submit a signed certification containing the following information:
(1)	Contractor name

(2)	Contract and applicable CLIN numbers

(3)	For each specific charge processed
a	Credit card number charged

b	Cardholder name

c	Date charge processed

d	Amount
(4)	Total of all charges processed
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     G.8 Accounting and Appropriation Data

			Obligated	Cumulative
Action	CLIN	Fund Cite	Funding	Total
Award			$0.00	$0.00
	0003	9770100.4802 8A7 85K1 P533C3 ASK888 59401 34345B 880300	$34,000,000.00
P00002	0003	9770100.4802 8A7 85K1 P533C3 ASK888 59401 35102B 880300	$20,000,000.00	$54,090,000.00
	0004	9770100.4802 8A7 85K1 K317L3 ASK888 619A2 34345B 880300	$90,000.00

			$54,090,000.00
	0003	9770100.4802 8A7 85K1 P533C3 ASK888 59401 34345B 880300	$(8,472.37)
P00003	0003	9770100.4802 8A7 85R1 85R1DR PCIP88 594RE 35102B 880300	$8,472.37	$54,090,000.00

			$0
P00004	0003	9780100.4802 8A8 85CR P533XX 594 SC8888 35102B 880300	$2,000,000.00	$56,090,000.00
	0003	9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300	$18,410,000.00
P00005	0003	9780100.4802 8A8 85CR P533XX 594C SC8888 35102B 880300	$6,890.000.00	$81,090,000.00

			$25,000,000.00
P00006	0003	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$12,700,000.00	$93,790,000.00
	0003	9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300	$5,000,000.00
P00009	0003	9780100.4802 8A8 85CR P533XX 594C SC8888 35102B 880300	$5,000,000.00	$103,790,000.00

			$10,000,000.00
P00010	0003	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$10,000,000.00	$114,090,000.00
P00011	000501	9780100.4802 8A8 85CR AK17XX ASK888 592F 34345B 880300	$25,392.00	$114,115,392.00
	0003	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$(54,293.20)
P00012	0003	9780100.4802 8A8 85R1 85R1DR PCIP88 594RE 35102B 880300	$54,293.20	$114,115,392.00

			$0
P00013	000502	9780400.4802 8E8 85CR P542D4 ASK888 58860 35102B 880300	$ l,500,000.00	$115,615,392.00
P00014	000502	9780400.4802 8E8 85CR P542D4 ASK888 58860 35102B 880300	$385,968.00	$116,001,360.00
	0003	9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300	$(1,000,000.00)
	0003	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$(23,000,000.00)
P00015	0001	9780100.4802 8A8 85CR OU33XX 594C SC8888 34345B 880300	$1,000,000.00	$116,001,360.00
	0001	9780100.4802 8A8 85CR OU33XX SC8888 594C 34345B 880300	$23,000,000.00

			$0.00
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H.25 NGA: 5X52.227-9001 Activities That Affect U.S. Persons (DEC 2004)
This contract is sponsored by the National Geospatial-Intelligence Agency. All work and services to be performed hereunder shall be in strict compliance with procedures set forth in DoD 5240.1-R.
H.26 Warranty of Services (May 2001)
(a) Definitions. “Acceptance,” as used in this clause, means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another approves specific services, as partial or complete performance of the contract.
(b) Notwithstanding inspection and acceptance by the Government or any provision concerning the conclusiveness thereof, the Contractor warrants that all services performed under this contract will, at the time of acceptance, be free from defects in workmanship and conform to the requirements of this contract. The Contracting Officer shall give written notice of any defect or nonconformance to the Contractor “within 30 days from the date of acceptance by the Government for the service provided.” This notice shall state either —
          (1) That the Contractor shall correct or reperform any defective or nonconforming services within a period of 90 days; or
          (2) That the Government does not require correction or reperformance.
(c) If the Contractor is required to correct or reperform, it shall be at no cost to the Government, and any services corrected or reperformed by the Contractor shall be subject to this clause to the same extent as work initially performed. If the Contractor fails or refuses to correct or reperform, the Contracting Officer may, by contract or otherwise, correct or replace with similar services and charge to the Contractor the cost occasioned to the Government thereby, or make an equitable adjustment in the contract price or the Contract Line Item may be terminated.
H.27 Emergencies, Disasters, and Humanitarian Efforts
(a) In support of emergencies, disasters, and humanitarian efforts, the National Geospatial-Intelligence Agency (NGA) may disseminate and/or post on open web sites imagery licensed under this contract regardless of whether the recipients are within the NextView license user groups. The imagery will contain the copyright notice and the NextView license notice. After 30 days, the imagery will be handled in accordance with the NextView license.
(b) The contractor will be given notice within 24 hours after the start of the dissemination/posting of imagery under the authority of this clause.
(c) If the contractor does not believe the situation constitutes an emergency, disaster, or humanitarian effort, the contractor has 24 hours after receiving notice to object to the dissemination/posting of the imagery under the authority of this clause. If the parties cannot reach agreement, the matter will be resolved in accordance with the Disputes Clause and the other terms and conditions of this contract.
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(j) 52.246-16 — Responsibility for Supplies. (a) Title to supplies furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession, unless the contract specifically provides for earlier passage of title as found in Section E, Acceptance.
(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.
(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred, which reasonably could have been avoided.
(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.
(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession. This provision does not apply to items licensed under this contract.
(o) Limitation of Contractor’s liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.
(p) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.
(q) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.
(r) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:
(1)	The schedule of supplies/services.

(2)	The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3)	The clause at 52.212-5.

(4)	Addenda to this solicitation or contract, including any license agreements for computer software.
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SECTION J — LIST OF ATTACHMENTS

Attachment	Description
1	NextView Statement of Work (SOW) Revision Version 14 dated 13 November 2008

2	Government Furnished Property

3	DD254, Contract Security Classification Specification Revision 2 dated January 3, 2007

4	List of Data Delivered with Government Purpose Rights

5	List of Data with Limited Rights

6	Statement of Work, NextView System Engineering Services dated October 31, 2007
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Contract # HM1573-04-C-0014
APPENDIX F
SERVICE LEVEL AGREEMENT
SCHEDULE AND PRICING
This Appendix describes the Post-FOC services and associated pricing under a Service Level Agreement (SLA) model construct. This Appendix is effective in lieu of Appendix D unless otherwise mutually agreed to by NGA and the contractor.
SECTION 1.0 SLA PERIOD, PRICING TERMS AND PAYMENT SCHEDULE
This Appendix applies to Period of Performance (PoP) beginning at FOC and ending November 30, 2009. The contractor shall provide the NGA with requirements-compliant imagery, imagery support data, derived imagery products, and associated services from the GeoEye-1, OrbView-3, and IKONOS sensors across the PoP.
The contractor shall invoice NGA $12,500,000 every full month during the PoP, and NGA shall pay such fee to the contractor within thirty (30) days from the date of the invoice, at which time the fee shall not be subject to refund, adjustment, or forfeiture. The monthly fee shall be pro-rated for any partial month based on the total days the SLA is in effect.
SECTION 2.0 SERVICES
          Section 2.1 Overview
          The contractor shall provide the following services to NGA:
•	Providing Imagery, imagery Support Data, Collection Plans, Five-Day Forecast, and Tasking Information History via the System Interfaces described in SOW Section 3.1 and SOW Section 4.2.6.

•	Providing electronic connectivity between the USG Point of Presence and ORBIMAGE production facilities

•	Post-FOC Reporting

•	Maintaining an Imagery Archive within ORBIMAGE facilities providing NGA real-time access and/or dissemination of processed imagery, imagery support and data, imagery-derived products

•	Withholding “sensitive” imagery and imagery support data collected on behalf of NGA from public discovery and access

•	Hosting Monthly PMRs; Face-to-face meetings quarterly, at a minimum
          Section 2.2 Service Level Agreement
          The contractor shall have the technical and business capabilities to collect a monthly average of approximately [***] large area sqkm of Pan+MSI monoscopic imagery data (the “Theoretical Collection Capacity), which constitutes 100% of the GeoEye-1 satellite design capacity. A minimum of [***] of GeoEye-1 theoretical collection capacity will always be available to NGA, which is equivalent to [***] large area sqkm of Pan+MSI monoscopic imagery data. The contractor shall make available a monthly production capacity (for all sensors) of at least 12,000,000 Pan+MSI monoscopic sqkm per month, in the aggregate to cover variances in the collections and any archive orders that may be placed by NGA (“Production Capacity”). Any and all unused Production Capacity remaining at the end of a month shall expire at 11:59:59 PM mountain time on the last day of such month. The parties acknowledge that the Theoretical Collection Capacity and the Production Capacity will be affected by the types of products ordered (e.g. Pan+MSI Mono consumes more Production Capacity than Pan Mono) and must be adjusted
Volume 8 Statement of Work — November 13, 2008
Use, duplication, or disclosure of this document or any of the information contained herein is subject to the restrictions on the title page of this document
[***] Means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.

Contract # HM1573-04-C-0014
during any particular month by the type of products actually ordered using the values in Table 1, below. The contractor shall provide sufficient GeoEye-1 collection capability to satisfy the delivery requirements under Sections 2.2.1 and 2.2.2 below.

Pan+MSI Mono Area Sqkm
Product	Equivalent (1)
Pan Mono	[***]
Pan stereo	[***]
Pan+MSI mono bundle	[***]
Pan-sharpened color mono	[***]
Pan+MSI stereo bundle	[***]
Pan-sharpened color stereo	[***]
Pan+MSI Mono bundle >20% cloud cover	[***]
Pan sharpened color mono >20% cloud cover	[***]
Pan+MSI bundle stereo >20% cloud cover	[***]
Pan-sharpened color stereo >20% cloud cover	[***]
Note (1): Each factor represents a unique equivalent product add-on.
Table 1. Monoscopic Panchromatic Sqkm Equivalents for Other Imagery and Imagery Derived Products
          In the event that GeoEye operates the GeoEye-1 satellite at a better than designed capacity, the Theoretical Collection Capacity and the World Map Capacity (defined in Section 2.2.1, below) shall be upwardly adjusted on a proportionate basis with no increase in SLA price.
          The contractor shall collect the imagery and store it on-site in the contractor NGA Product Archive at the contractor facility. NGA may elect to have the data, or a sub-set of the data, delivered via a USG furnished electronic connection to the UNIL. Alternatively, the contractor shall, at NGA’s discretion, deliver the imagery on media to NGA-directed locations for an additional media and delivery charge (e.g., firewires to GGI producers).
               Section 2.2.1 Part 1 World Map
               Using the GeoEye-1 Satellite, the contractor shall map the world for NGA in Pan+MSI monoscopic imagery for those global regions between from 80 degrees North Latitude and 80 degrees South Latitude. Imagery beyond 80 degrees North and South Latitude (high latitude) orders is considered outside the scope of Part 1 World Map. Where mutually agreed and upon authorization by either the Contracting Officer, Contracting Officer’s Representative (NGA/SCE), or NextView Program Manager (NGA/SCE), NGA and contractor may supplement GeoEye-1 imagery with IKONOS imagery to support the Part 1 requirements.
               In lieu of a deck, NGA will provide prioritized regions to use for assessing collection performance. For those global regions between from 80 degrees North Latitude and 80 degrees South Latitude, existing NextView imagery parameters shall remain in effect: 30 degrees off-nadir and 80% cloud-free cover.
Volume 8 Statement of Work — November 13, 2008
Use, duplication, or disclosure of this document or any of the information contained herein is subject to the restrictions on the title page of this document
[***] Means that certain confidential information has been deleted from this document and filed separately with the Securities and Exchange Commission.

Contract # HM1573-04-C-0014
               There shall be no less than an 8-month gap between refresh rates for all imagery. The contractor will endeavor to deliver complete 1x1 degree cells; however, execute at the most efficient collection rate (a 2 cell x 1 cell configuration).
               Total collections and deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
               The contractor shall provide at least 4,500,000 sqkm of compliant Pan+MSI Mono imagery to NGA per month (the “World Map Capacity”). Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
               Section 2.2.2 Part 2 Indefinite Quantity Ad Hoc Collection Service
               The contractor shall provide the NGA with an Ad Hoc target collection capacity using either GeoEye-1 or IKONOS, at the contractor’s discretion.
          Using either GeoEye-1 or IKONOS, during any month period NGA may task up to 200,000 sqkm of imagery world-wide for Ad Hoc collections and other imagery products (the “Ad Hoc Capacity”). The 200,000 sqkm Ad Hoc Capacity is calculated based on orders for Pan+MSI Mono imagery. If GeoEye-1 is used to satisfy an ad hoc collection order, the World Map Capacity for that month will be reduced by a ratio of 5 sqkm for every 1 sqkm of ad hoc collection to account for the inefficiency of ad hoc collections. The maximum amount of imagery NGA is entitled to from GeoEye-1 for this Part 2 is 100,000 sqkm per month. The maximum reduction to the World Map Capacity shall not exceed 500,000 sqkm per month based on the 5:1 ratio. The contractor may, at its own discretion, satisfy Part 2 using in excess of 100,000 sqkm of GeoEye-1. To the extent the NGA orders different types of products for ad hoc collections, the Ad Hoc Capacity in such month will be credited by the type of products actually ordered using the values in Table 1. Unused Ad Hoc Capacity will not be carried over to the subsequent month.
               All Part 2 imagery shall be tasked with a Mandatory Pre-Emptive Priority rating. Part 2 Orders would be placed using existing PMAA ordering procedures. Ad Hoc requirement satisfaction follows an order-image-downlink-process-deliver complete scenario, regardless of cloud cover in the delivered image, as outlined in SOW Section 4.2.7.2 (GeoEye-1) and SOW Appendix E (IKONOS).
               Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
               For imagery beyond 80 degrees North and South Latitude (high latitude) orders may be provided in Pan Mono imagery. For imagery beyond 80 degrees North and South Latitude, imagery parameters will be relaxed to 40° off-nadir and 50% cloud cover, or as otherwise directed, with the goal of ameliorating land surface collection in these regions.
Volume 8 Statement of Work — November 13, 2008
Use, duplication, or disclosure of this document or any of the information contained herein is subject to the restrictions on the title page of this document

Contract # HM1573-04-C-0014
               Section 2.2.3 Part 3 Archive Data Access Service
               All contractor owned archived imagery, regardless of off-nadir or cloud coverage, from GeoEye-1, IKONOS, or OrbView-3 is available to NGA at no cost with a Next View license, regardless of the original tasking entity: ORBIMAGE, GeoEye, or the Regional Affiliates (European Space Imaging, INTASpace, Japan Space Imaging, and Space Imaging Middle East). The contractor has the option to reject archive orders for Regional Affiliate IKONOS owned data.
               Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
               Section 2.2.4 Permanent Withhold Service
               The contractor shall provide a Permanent Withhold service to the NGA for ad hoc collections. Imagery designated for Permanent Withhold will be withheld from contractor’s commercial archive. The NGA may request that imagery and imagery support data collected on behalf of NGA be withheld from public discovery and access, up to 20,000 sqkm (~86 scenes (15.2 x 15.2)) of imagery per month. Unused sqkm will not be carried over to the subsequent month. NGA must request a Permanent Withhold at the time the new collection order is placed.
               Section 2.2.5 Image Product Library Access
               The contractor shall continue to support the Image Product Libraries (IPL) for IKONOS and GeoEye-1 during the SLA PoP, A copy of all products sent to NGA under the SLA shall be stored within the contractor’s facilities. The NGA product archive shall:
1.	Either be physically or logically separated from contractor’s commercial archive.

2.	Store imagery products in the format in which they were originally delivered to NGA.

3.	Support at least 10 days of product online vice near-line storage
•	Products older than 10 day’s may migrate to a near-line robotic tape archive system which shall accommodate an average access latency time no greater than 15 minutes.
               The contractor shall continue to support NGA (and NGA authorized customers) with internet access to query and browse IPL holdings via a standard, internet browser application.
               The contractor shall continue to supply daily IPL shapefile updates to the NGA. The NGA may to order IPL product redeliveries from the contractor to support NGA customer and contractor partner requirements.
               The contractor shall provide the NGA with unlimited electronic redelivery capacity from the IPLs for Imagery and Imagery Support Data.
               The contractor shall provide the NGA with up to 1 Terabyte of redelivery capacity for Imagery, Imagery Support Data, and Imagery-Derived Products on media per month. Un-used media delivery capacity from the IPL will not be rolled forward to subsequent months.
               Section 2.2.6 Areas of Interest and Events

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          NGA will provide prioritized areas of areas of interest to the contractor via ESRI shapefile (“Priority AOIs”). Contractor shall collect, produce and deliver all imagery over a Priority AOI, regardless of cloud-cover or sensor used, until the NGA provides written direction to cancel the Priority AOI. The contractor shall provide up to 400,000 sqkm of Priority AOIs per month. The first collection occurrence where collected imagery meets the World Map imagery parameters will not be credited against the 400,000 sqkm per month limitation. All subsequent collections will be credited against the 400,000 sqkm limitation regardless of whether they meet World Map imagery parameters.
          Total deliveries in any single month are subject to the limitations on production capacity described in Paragraph 2.2, Overview, above.
     Section 2.3 Metrics Reporting/Reports and Performance Criteria
     The contract reporting period shall start on FOC. The contractor will make its best effort to deliver metric reports as soon as they are available and starting not later than January 31, 2009. These metrics will be reported monthly and the performance criteria will be rated monthly and on a global basis. The maximum total Hold Back penalty will be $1,250,000 per month. Any funds held back will be credited to extension periods or will fund a pro-rated extension beyond November 30, 2009 of this contract period, or used as mutually agreed to within the contract period. The Hold Back associated with any unreported performance criteria will be distributed, across the reported performance criteria through February 28, 2009. Any unreported performance criteria after March 1, 2009 will be assessed as unmet for the assessment period.
     Metrics and Performance Criteria to be reported by Contractor:
•	Reporting will be global.

•	The success of a Performance Criteria will be binary, meaning that the contractor will either achieve the required threshold performance level for particular criterion and be paid the full amount for that criterion, or the contractor will not achieve the criteria and the payment (Hold Back) will be earned as discussed above.

•	The metrics and thresholds will be reviewed between NGA and the contractor semi-annually or more frequently if mutually agreed to.
          Section 2.3.1 Metrics Reporting/Reports
          The contractor shall collect and provide the following metrics and reports to the NGA by the tenth business day of the month in addition to those outlined in SOW Section 4.1.2.6, Additional Reporting Requirements:
•	The number of tasking, archive, and mixed RFQs by region

•	The number of tasking, archive, and mixed orders by region

•	Area and routine sqkm delivered by product type by region

•	Area and routine sqkm delivered by region by cloud cover

•	Ad hoc sqkm tasked by priority by region

•	Ad hoc sqkm delivered by priority by region by cloud cover

•	Number of products delivered to NGA by product type
          The contractor shall provide the following bi-annual metrics to NGA:
•	Accuracy

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•	CE 90 (GeoEye-1 and IKONOS)

•	LE 90 (GeoEye-1)
•	MTF (GeoEye-1)

•	Relative edge response (RER) (GeoEye-1)

•	Signal to noise ration (SNR) (GeoEye-1)
          The contractor shall provide the following reports to NGA as required:
•	Satellite Orbital and Attitude Maneuverability Information Report (GeoEye-1 only)

•	Test Plans and Procedures
          Section 2.3.2 Performance Criteria
          The contractor’s performance under the SLA will be assessed based on the Performance Criteria delineated in Table 2, Performance Criteria.

	Performance Criteria
	Indicator		Measure	Monitoring Method	Hold Back
1	Quantity	Area	95% of World Map Sqkm Delivered	I.PL Shapefiles	20%

2	Quantity	Area	90% of NGA prioritized areas and/or regions (a subset of World Map)	IPL Shapefiles	20%

3	Quantity	Area	90% of Planned Cells Delivered	Order Completion Report	20%

4	Timeliness	Ad Hoc	95% of Ordered Ad Hoc Requirements Delivered on Time	Order Completion Report	20%

5	Timeliness	Area	97.5% World Map sqkm delivered on Routine Timeline (within 24 Hours )	(TBD)	20%
Table 2. Performance Criteria
          The Hold Back for Performance Criteria found to be deficient in subsequent months will be assessed against the month in which they were discovered.
Note: Failure of the contractor to meet performance criteria due to matters outside its control but within NGA’s control will be documented and factored into the contractor’s Quarterly Performance Assessment and will not be a basis for assessing a Hold Back penalty.
SECTION 3.0 OTHER
     Section 3.1 Pre-FOC Credit
     In accordance with the Pre-FOC contract (HM1573-04-3-0001; Section G-10) ORBIMAGE shall calculate any underrun and provide the result in a detailed report to the agreements officer within one year after the Pre-FOC final milestone payment. Unused funding resulting from an underrun during the Pre-FOC phase shall be retained by ORBIMAGE as deferred revenue. The Government may immediately apply this credit toward any outstanding Government payment under the Contract or on any future payments under the Contract until the credit is totally exhausted.

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     Section 3.2 Imagery Technical Parameters
     Delivered imagery for GeoEye-1 shall meet the image quality and cloud cover requirements of the SOW. If NGA specifies different image quality and cloud cover requirements in an order, contractor shall comply with the order specifications provided the specifications are not stricter than that what is required under the SOW. In the case of OrbView-3 and IKONOS, some technical performance capabilities deviate from the NextView requirements. Acceptable performance deviations are as identified in Appendix E.
     Section 3.3 Mandatory Pre-emptive Priority rating
     This priority provides NGA the capability to override commercial tasking previously scheduled for acquisition by ORBIMAGE.
     Mandatory Pre-emptive Priority Order Timeline: Any time up to 90 minutes prior to the tasking upload for first image that fulfills all or portion of order. For orders placed longer than 7 days in advance, a three day slot is reserved about the requested due date. The specific date for collection within this 3-day slot is then determined between 5 and 7 days prior to tasking upload.
     Mandatory Pre-emptive Priority Delivery Timeline (GeoEye-1 Only): ≤140 min from tasking upload to product delivery to NGA or designated customers.
     Section 3.4 Option for Direct Downlink Capability
     The Direct Downlink Capability is defined under SOW Appendix D, Section 4.4, Option 2 (Direct Downlink Capability).
     Section 3.5 Compliances
     The contractor shall comply with all other terms and conditions of the contract and this SOW unless specifically waived in this Appendix F.

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